                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY


                                   REGISTRATION RIGHTS AGREEMENT dated as of
                              October 30, 1998, between TransMontaigne Inc., a Delaware corporation (the "Company"), and Louis
                                                         -------
                              Dreyfus Corporation, a New York corporation
                              ("LDC").
                                ---

          WHEREAS, the Company and LDC have entered into a Stock Purchase Agreement dated as of September 13, 1998 (the "Stock Purchase Agreement"),
                                               ------------------------
pursuant to which the Company has agreed to purchase from LDC, and LDC has agreed to sell to the Company, all of the issued and outstanding shares of common stock, par value $1.00 per share, of Louis Dreyfus Energy Corp. ("LDEC"),
                                                                         ----
a Delaware corporation and a wholly owned subsidiary of LDC (the "Stock
                                                                  -----
Purchase");
--------

          WHEREAS, a portion of the purchase price payable by the Company to LDC in connection with the Stock Purchase consists of shares (the "LDC Shares") of
                                                               ----------
common stock, par value $.01 per share, of the Company (the "Common Stock");
                                                             ------------

          WHEREAS, pursuant to the Stock Purchase Agreement, the Company has agreed to enter into this Agreement to, among other things, grant LDC (and any Permitted Affiliate of LDC (as defined below) to whom LDC transfers any portion of the LDC Shares) registration rights in respect of the LDC Shares substantially comparable to the rights set forth in the Registration Rights Agreement dated as of April 17, 1996 (the "Institutional Investor Registration
                                           -----------------------------------
Rights Agreement") by and among the Company and the Institutional Investors
----------------
identified therein (the "Institutional Investors").
                         -----------------------

          NOW, THEREFORE, in consideration of the aforesaid and the mutual promises hereinafter made, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.1.  Definitions.  The following terms, as used herein, shall
                        ------------
have the following meanings:

          "Advice" has the meaning set forth in Section 2.3.
           ------

          "Affiliate" means, with respect to any specified person, any other
           ---------
person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the
             -------
power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings
                          -----------       ----------
correlative to the foregoing.

          "Board" means the Board of Directors of the Company.
           -----

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
           ------------
Friday which is not a day on which banking institutions in New York, New York, Boston, Massachusetts or Fayetteville, Arkansas are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission or any other
           ----------
Federal agency from time to time administering the 1933 Act or the Exchange Act.

          "Common Stock" has the meaning set forth in the recitals to this
           ------------
Agreement.

          "Common Stock Equivalent" means any securities of any person
           -----------------------
convertible into or exchangeable or exercisable for Common Stock (whether at the option of such person or of the holder of such securities).

          "Company" has the meaning set forth in the preamble to this Agreement.
           -------

          "Covered Employees" means those employees of LDEC who are to receive
           -----------------
an award of Employee Shares (as defined below).

          "Demand Registration" has the meaning set forth in Section 2.2.1.
           -------------------

          "Employee Shares" means that portion of the LDC Shares (consisting of
           ---------------
148,920 shares) to be distributed to the Covered Employees immediately following, and in connection with, the closing of the Stock Purchase.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Institutional Investor Demand Registration" has the meaning set forth
           ------------------------------------------
in Section 2.2.1.

          "Institutional Investor Notice" has the meaning set forth in Section
           -----------------------------
2.2.1.

          "Institutional Investor Registration Rights Agreement" has the meaning
           ----------------------------------------------------
set forth in the recitals to this Agreement.

          "Institutional Investors" has the meaning set forth in the recitals to
           -----------------------
this Agreement.

          "LDC" has the meaning set forth in the preamble to this Agreement.
           ---

          "LDC Demand Registration" has the meaning set forth in Section 2.2.1.
           -----------------------

          "LDC Holders" has the meaning set forth in Section 2.1.1.
           -----------

          "LDC Notice" has the meaning set forth in Section 2.2.1.
           ----------

          "LDC Shares" has the meaning set forth in the recitals to this
           ----------
Agreement.

          "LDEC" has the meaning set forth in the recitals to this Agreement.
           ----

          "1933 Act" means the Securities Act of 1933, as amended.
           --------

          "Permitted Affiliate of LDC" means any entity that is and continues to
           --------------------------
be at least 80% owned, directly or indirectly, by S.A. Louis Dreyfus et Cie.

          "Permitted Affiliate Section 3.1 Agreement" has the meaning set forth
           -----------------------------------------
in Section 3.1.

          "person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

          "Piggyback Registration" has the meaning set forth in Section 2.1.1.
           ----------------------

          "Registration" has the meaning set forth in Section 2.3.
           ------------

          "Registrable Securities" means any shares of Common Stock acquired in
           ----------------------
connection with the Stock Purchase and owned by LDC or a Permitted Affiliate of LDC and any shares of Common Stock which may be issued or distributed in respect of such shares of Common Stock by way of concession, stock dividend or stock split or other distribution, recapitalization or reclassification, but with respect to such shares of Common Stock, only so long as such shares are "Restricted Securities". A share of Common Stock shall be deemed to be a
 ---------------------
"Restricted Security" until such time as such share (i) has been effectively
 -------------------
registered under the 1933 Act pursuant to a registration statement with respect to the sale of such share and disposed of pursuant to such registration statement, (ii) has been distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act, (iii) shall have been otherwise transferred, new certificates for it not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of it shall not require registration or qualification of it under the 1933 Act or any state securities or blue sky law then in force or (iv) shall have ceased to be outstanding.

          "Request Notice" has the meaning set forth in Section 2.2.1.
           --------------

          "Share Transfer" has the meaning set forth in Section 3.1.
           --------------

          "Shelf Registration" has the meaning set forth in Section 2.2.1.
           ------------------

          "Stock Purchase" has the meaning set forth in the recitals to this
           --------------
Agreement.

          "Stock Purchase Agreement" has the meaning set forth in the recitals
           ------------------------
to this Agreement.

          "Stop Order" has the meaning set forth in Section 2.2.3.
           ----------


                                  ARTICLE II

                        Registration and Related Rights
                        -------------------------------

          SECTION 2.1.   Company Registration.
                         --------------------

          2.1.1.  Right to Piggyback on Company Registration of Common Stock.
                  -----------------------------------------------------------
Subject to Section 2.1.3, if the Company proposes, on its own initiative, to register any Common Stock under the 1933 Act in connection with the offering of such Common Stock on any form other than Form S-4 or Form S-8 or any form substituting therefor (except for a registration in connection with an exchange offer of securities solely to existing securityholders of the Company) and such proposal would result in the filing of a registration statement with the Commission in connection therewith at any time on or after December 31, 1999, the Company shall each such time promptly give LDC and each Permitted Affiliate of LDC then owning Registrable Securities (collectively, the "LDC Holders")
                                                              -----------
prior written notice of such determination no later than 45 days prior to the proposed filing date of the registration statement to be prepared in connection with such proposed registration. Any LDC Holder wishing to register all or any portion of such LDC Holder's Registrable Securities pursuant to such proposed registration (a "Piggyback Registration") must give written notice to the
                 ----------------------
Company of its intent to participate in such proposed registration no less than 15 days after the receipt of such notice. Subject to the pro rata allocations
                                                          --- ----
set forth in Section 2.1.3, upon receipt of such written request of any such LDC Holder, the Company will use its best efforts to effect the registration under the 1933 Act of all Registrable Securities which the Company has been so requested to register by the LDC Holders. Notwithstanding the fact that a Piggyback Registration requested pursuant to this Section 2.1 involves an underwritten public offering, any LDC Holder holding Registrable Securities that has requested to be included in such registration may elect, in writing at least three Business Days prior to the effective date of the registration statement filed in connection with such registration, not to register such Registrable Securities in connection with such registration.

          2.1.2.  Selection of Underwriters.  If the Company in its sole
                  --------------------------
discretion decides a Piggyback Registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter or underwriters to manage such Piggyback Registration.

          2.1.3.  Priority on Piggyback Registrations.  If the managing
                  ------------------------------------
underwriter or underwriters of a Piggyback

Registration (or in the case of a Piggyback Registration not being underwritten, holders of a majority of the shares of Common Stock proposed to be registered by
(x) the LDC Holders and (y) the Institutional Investors pursuant to the Institutional Investor Registration Rights Agreement) advise the Company in writing that in its or their opinion the number of shares of Common Stock proposed to be sold in such Piggyback Registration (including any shares proposed to be sold by Institutional Investors pursuant to the Institutional Investor Registration Rights Agreement) exceeds the number which can be sold, or would adversely affect the price at which the Common Stock could be sold in such offering, the Company will include in such registration only that number of shares of Common Stock which, in the opinion of such underwriter or underwriters (or holders of a majority of the shares of Common Stock proposed to be registered by the LDC Holders and the Institutional Investors, as the case may
be), can be sold in such offering without so affecting such price. The shares of Common Stock to be included in such Piggyback Registration shall be apportioned
(i) first, to any shares of Common Stock that the Company proposes to sell, (ii) second, pro rata among any shares of Common Stock proposed to be sold by (x) any
        --- ----
LDC Holder or (y) any Institutional Investor pursuant to the Institutional Investor Registration Rights Agreement and (iii) third, pro rata among any other
                                                        --- ----
shares of Common Stock proposed to be included in such Piggyback Registration, in each case according to the total number of shares of Common Stock requested for inclusion by the LDC Holders and the Institutional Investors, or in such other proportions as shall mutually be agreed to among the LDC Holders and the Institutional Investors.

          SECTION  2.2.  Demand Registration Rights.
                         ---------------------------

          2.2.1.  Right to Demand.  Subject to the following sentence, if, at
                  ----------------
any time on or after December 31, 1999, any one or more of the LDC Holders holding Registrable Securities representing ten percent (10%) or more in the aggregate of the then outstanding Common Stock (assuming conversion or exercise of all Common Stock Equivalents held by the LDC Holders into Registrable Securities at the then conversion price or exercise price) submits a written request (a "Request Notice") to the Company for registration with the Commission
            --------------
under and in accordance with the provisions of the 1933 Act of all or part of the Registrable Securities then owned by such LDC Holder or LDC Holders (an "LDC
                                                                             ---
Demand Registration"), the Company shall thereupon, as expeditiously as
-------------------
possible, use its best efforts to file a registration statement with the Commission and have the registration statement declared effective by the Commission; provided, however, that the number of Registrable Securities as to
            --------  -------
which such request is made shall represent not less than five percent (5%) of the then outstanding Common Stock and Common Stock Equivalents. Notwithstanding the foregoing, the LDC Holders shall have the right, even though they hold Registrable Securities representing less than ten percent (10%) in the aggregate of the then outstanding Common Stock, to initiate an LDC Demand Registration by submitting a Request Notice to the Company at any time on or after December 31, 1999 if all of the following conditions are met: (i) the LDC Holders have not previously submitted a Request Notice to the Company that resulted in an effective LDC Demand Registration under the terms of this Agreement, (ii) the Registrable Securities held by the LDC Holders represent less than ten percent (10%) in the aggregate of the then outstanding Common Stock as a result of additional issuances of Common Stock by the Company after the date of this Agreement, (iii) the LDC Holders are not then eligible to sell the Registrable Securities held by them pursuant to the provisions of paragraph (k) of Rule 144 under the 1933 Act (or any successor provision) and (iv) such Request Notice relates to the proposed sale by the LDC Holders of either (x) Registrable Securities representing not less than five percent (5%) of the then outstanding Common Stock and Common Stock Equivalents or (y) all of the Registrable Securities then held by the LDC Holders. The LDC Holders acknowledge that, within 10 days after receipt of such Request Notice, the Company will serve written notice (the "Institutional Investor Notice") of such
                     -----------------------------
registration request to all Institutional Investors who hold shares of Common Stock which carry registration rights pursuant to the Institutional Investor Registration Rights Agreement, and, subject to the pro rata allocations set
                                                   --- ----
forth in Section 2.2.4, the Company will include in such LDC Demand Registration all such shares of Common Stock held by Institutional Investors with respect to which the Company has received a written request for inclusion therein within 20 days after the giving of the Institutional Investor Notice.

          The Institutional Investors have rights to demand registrations under the Institutional Investor Registration Rights Agreement substantially comparable to those of the LDC Holders under this Agreement. The Company agrees that, at any time on or after December 31, 1999, it shall, within 10 days after receipt of a demand registration request notice from any one or more of the Institutional Investors pursuant to the Institutional Investor Registration Rights Agreement (an "Institutional Investor Demand Registration", with the
                      ------------------------------------------
terms "Institutional Investor Demand Registration" and "LDC Demand Registration" being collectively referred to herein as a "Demand Registration"), serve written
                                            -------------------
notice (the "LDC Notice") of such registration request to all LDC Holders
             ----------
holding Registrable Securities and, subject to the pro rata allocations set
                                                   --- ----
forth in Section 2.2.4, the Company shall include in such Institutional Investor Demand Registration all Registrable Securities held by LDC Holders with respect to which the Company has received a written request for inclusion therein within 20 days after the giving of the LDC Notice. The Company represents that the Institutional Investors have agreed to the LDC Holders' right to participate in Institutional Investor Demand Registrations on the terms and conditions set forth in this Section 2.2.

          All LDC Holders requesting registration of their Registrable Securities pursuant to this Section 2.2.1 shall specify the aggregate number of Registrable Securities proposed to be registered and the intended methods of disposition thereof. The LDC Holders shall collectively be entitled to request or participate in an Institutional Investor request for four Demand Registrations (the last of which shall be a shelf registration pursuant to Rule 415 under the 1933 Act to be effective for not less than 180 days (the "Shelf
                                                                        -----
Registration")) pursuant to which a
------------
registration statement covering Registrable Securities shall be filed with and declared effective by the Commission, the expenses of which shall be borne by the Company in accordance with Section 2.4, and no more than one LDC Demand Registration may be requested by any LDC Holder in any 12-month period; provided, however, that if, following the effective date of any registration
--------  -------
statement filed pursuant to a Demand Registration, any LDC Holder whose Registrable Securities are to be included in such Demand Registration pursuant to this Section 2.2.1 elects, by giving written notice to the Company not later than 90 days after such effective date, not to dispose of its Registrable Securities because of a material adverse change in the business, condition (financial or otherwise), assets or prospects of the Company and its subsidiaries, taken as a whole, or because of a material adverse event with respect to the Company and its subsidiaries, taken as a whole, not disclosed in the final prospectus prepared in connection with such Demand Registration, then such Demand Registration shall not count as one of the four Demand Registrations permitted hereunder unless shares of Common Stock representing five percent (5%) or more of the then outstanding Common Stock, including Common Stock Equivalents, are sold pursuant to the registration statement prepared in connection with such Demand Registration within 90 days of the effective date of such registration statement and prior to the occurrence of such material adverse change or event.

          If at the time of any Request Notice (i) the Company is engaged in a registered public offering as to which the LDC Holders had the right to include their Registrable Securities, either as a Piggyback Registration or pursuant to the LDC Holders' participation rights in respect of an Institutional Investor Demand Registration, or which was made on Form S-4 or any successor form, (ii) the Company is engaged in any other activity outside of the ordinary course of business, such as a merger, consolidation, recapitalization or acquisition which, in the good faith judgment of the Board, would be materially and adversely affected by the requested registration or (iii) the Board makes a good faith determination that the public disclosures required to be made in the requested registration statement would have a material and adverse impact on the business, financial condition or prospects of the Company, the Company may at its option direct that such request be delayed for a period of not more than 90 days, which right to delay may be exercised by the Company only one time in respect of each LDC Demand Registration.

          The Company shall have the same rights to piggyback on an LDC Demand Registration as an LDC Holder would have in a Piggyback Registration permitted under Section 2.1.

          2.2.2.  Selection of Underwriters.  If a proposed LDC Demand
                  --------------------------
Registration involves either a firm or best efforts underwritten offering, the LDC Holder(s) giving the Request Notice with respect to such LDC Demand Registration shall have the right, subject to approval by the Company (which approval shall not be unreasonably withheld), to select the underwriter or underwriters to manage such LDC Demand Registration.

          2.2.3.  Effective Registration Statement.  A registration requested
                  ---------------------------------
pursuant to this Section 2.2 shall not be deemed to have been effected unless the registration statement prepared in connection therewith has become effective; provided, however, that if, within 75 days after such registration
           --------  -------
statement has become effective (135 days in the case of the Shelf Registration), the offering of Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court (collectively, a "Stop Order"),
                                                                   ----------
such registration shall be deemed not to have been effected. Notwithstanding the preceding sentence, if any such Stop Order is rescinded, the effective period shall continue upon such rescission and be extended by the number of days by which such Stop Order reduced the effective period.

          2.2.4.  Priority on Demand Registrations.  If the managing underwriter
                  ---------------------------------
or underwriters of a Demand Registration initiated under this Agreement or the Institutional Investor Registration Rights Agreement advise the Company in writing that in its or their opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the number which can be sold, or would adversely affect the price at which the Common Stock could be sold in such offering, the Company will include in such registration only that number of shares of Common Stock which, in the opinion of such underwriter or underwriters, can be sold in such offering without so affecting such price. The shares of Common Stock to be included in such Demand Registration shall be apportioned (i) first, pro rata among (x) the
                                                         --- ----
Registrable Securities of the LDC Holders who have made a request to be included in such Demand Registration and (y) shares of Common Stock held by Institutional Investors who have made a request to be included in such Demand Registration and
(ii) second, pro rata among any other shares of Common Stock proposed to be
             --- ----
included in such Demand Registration, including any shares proposed to be sold by the Company pursuant to such Demand Registration.

          2.2.5.  Approval of Institutional Investors.  As evidenced by the
                  ------------------------------------
Amendment and Waiver dated as of October 30, 1998, entered into by and between the Company and the Institutional Investors (a copy of which is attached hereto as Annex A), the Company represents that the Institutional Investors have approved of the Company's entering into of this Agreement and the granting to the LDC Holders of registration rights in respect of Piggyback Registrations and Demand Registrations on the terms and conditions set forth herein.

          2.2.6.  Additional Rights.  If the Company at any time grants to any
                  ------------------
other holders of Common Stock or Common Stock Equivalents any rights to request the Company to effect the registration under the 1933 Act of any such shares of Common Stock on terms more favorable to such holders than the terms set forth in this Agreement, the terms of this Agreement shall be deemed amended or supplemented to the extent necessary to provide the LDC Holders with the same more favorable terms. The Company shall not grant any other person rights to register securities of the Company on terms which could restrict in any way the ability of the Company fully to perform its obligations to the LDC Holders pursuant to this Agreement.

          SECTION 2.3.  Registration Procedures.  It shall be a condition
                        ------------------------
precedent to the obligations of the Company and any underwriter or underwriters to take any action pursuant to this Article II that the LDC Holders requesting inclusion in any Piggyback Registration or Demand

Registration (collectively referred to as a "Registration") furnish to the
                                             ------------
Company such information regarding them, the Registrable Securities held by them, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and the other matters referred to in this Article II as the Company may reasonably request and as may be required in connection with any action to be taken by the Company or any such underwriter. With respect to any Registration which includes Registrable Securities held by a LDC Holder, the Company shall, subject to Sections 2.1 and 2.2:

          2.3.1. Prepare and file with the Commission a registration statement on the appropriate form prescribed by the Commission within 60 days after the end of the period within which requests for registration may be given to the Company, file with the Commission any necessary amendments to the registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, however,
                                                          --------  -------
that at least five business days prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company shall furnish to the holders of the Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, copies of or drafts of all such documents proposed to be filed, which documents shall be subject to the reasonable review of such holders and underwriters, if any, and the Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto or any documents required to be incorporated by reference therein to which the LDC Holders or the underwriters, if any, shall reasonably object;

          2.3.2. Prepare and file with the Commission such amendments and post-effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective for a period of time as necessary to complete the offering, which period shall be not less than 90 days (or 180 days in the case of the Shelf Registration) (or such shorter period that shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the time period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act (or any successor rule); and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

          2.3.3. Furnish to each such LDC Holder, without charge, at least one conformed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any exhibits or documents incorporated by reference therein as any such LDC Holder or underwriter or underwriters, if any, may request in order to facilitate the disposition of the securities being sold by any such LDC Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by any such LDC Holder covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the securities covered by the prospectus or any amendments or supplements thereto);

          2.3.4. Immediately notify each such LDC Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the LDC Holders (a reasonable number of such amended and supplemented prospectuses having been delivered to the LDC Holders), such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          2.3.5. Use its best efforts to cause all securities included in such registration statement to be listed, by the date of the first sale of securities pursuant to such registration statement, on each national securities exchange or market on which the Common Stock is then listed;

          2.3.6. Make every reasonable effort to obtain the withdrawal of any Stop Order suspending the effectiveness of the registration statement at the earliest possible moment;

          2.3.7. Subject to the time limitations specified in Section 2.3.2, if requested by the managing underwriter or underwriters or any such LDC Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such LDC Holder reasonably requests to be included therein, including, without limitation, with respect to the number of shares being sold by such LDC Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any term of the underwritten offering of the securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          2.3.8. As promptly as practicable after the filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a reasonable number of copies of such document to each such LDC Holder;

          2.3.9. Prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify, and cooperate with such LDC Holders, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as such LDC Holders or managing underwriter or underwriters, if any, requests in writing, use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          2.3.10. Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions customarily taken by registrants, if any, as the LDC Holders or the underwriters may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          2.3.11. Obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the underwriters, if any, may reasonably request;

          2.3.12. Make available for inspection by any LDC Holder holding Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such LDC Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

          2.3.13. Cooperate with such LDC Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the LDC Holders or the managing underwriter or underwriters, if any, may request; and

          2.3.14. Use its best efforts to cause the securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States, including, without limitation, the National Association of Securities Dealers, Inc., as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities.

          The LDC Holders, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3.4, shall forthwith discontinue disposition of the securities until the LDC Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3.4 or until they are advised in writing (the "Advice") by the Company that the use
                                           ------
of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, each LDC Holder shall, or shall request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such LDC Holder's possession, of the prospectus covering such securities which is current at the time of receipt of such notice. In the event that the Company gives any such notice, the time periods set forth in Section 2.3.4 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.3.4 or the Advice.

          SECTION 2.4. Registration Expenses. In the case of any Registration,
                       ---------------------
the Company shall bear all of the costs and expenses of such Registration (including, without limitation, the expenses of preparing any registration statement, Commission and state "blue sky" filings, registration and qualification fees, the cost of providing any legal opinion or "cold comfort" letters requested by the LDC Holders and printing costs) and legal fees or expenses of one counsel for the LDC Holders and the Institutional Investors mutually selected by the LDC Holders and the Institutional Investors (such counsel being subject to the reasonable approval of the Company); provided, however, that the Company shall not be
                          --------  -------
responsible for registration or qualification fees or underwriter's discounts or commissions that are attributable to the Registrable Securities of an LDC Holder.

          SECTION 2.5.  Indemnification and Contribution.
                        ---------------------------------

          2.5.1.  Indemnification by the Company.  The Company agrees to
                  -------------------------------
indemnify and hold harmless each LDC Holder, its officers, directors and agents and each person who controls (within the meaning of the 1933 Act and the Exchange Act) such LDC Holder against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus in which such LDC Holder is participating or in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by, based upon or contained in any information with respect to such LDC Holder furnished in writing to the Company by such LDC Holder expressly for use therein; provided, however, that the foregoing indemnity agreement with
                 --------  -------
respect to any preliminary prospectus shall not inure to the benefit of any LDC Holder from whom the person asserting such loss, claim, damage or liability purchased shares of Common Stock if it is determined that it was the responsibility of such LDC Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured such loss, claim, damage or liability. The Company shall also indemnify underwriters (as such term is defined in the 1933 Act), their officers and directors and each person who controls such persons (within the meaning of the 1933 Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the LDC Holders.

          2.5.2.  Indemnification by LDC.  In connection with any Registration
                  -----------------------
in which an LDC Holder is participating, such LDC Holder shall furnish to the Company in writing such information and affidavits with respect to such LDC Holder as the Company may reasonably request for use in connection with any registration statement or prospectus and LDC agrees to indemnify and hold harmless the Company, its directors, officers and agents and each person who controls (within the meaning of the 1933 Act and the Exchange Act) the Company against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit with respect to such LDC Holder furnished in writing to the Company by such LDC Holder expressly for use therein; provided, however, that the amount recoverable by the
                           --------  -------
Company from LDC under this indemnification provision shall not exceed the amount of net proceeds received by all LDC Holders from the sale of Registrable Securities in connection with any such Registration; and provided further that
                                                         -------- -------
the indemnity agreement contained in this Section 2.5.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action arising pursuant to a Registration if such settlement is effected without the consent of LDC (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such seller.

          2.5.3  Conduct of Indemnification Proceedings.  Any person entitled to
                 ---------------------------------------
indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying party, permit the indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall relieve the indemnifying party from any liability hereunder with respect to the action to the extent that such failure materially prejudices the indemnifying party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

          2.5.4.  Contribution.  If for any reason the indemnification provided
                  -------------
for in the preceding Sections 2.5.1 and 2.5.2 is unavailable to an indemnified party as contemplated by the preceding Sections 2.5.1 and 2.5.2 for any reason, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. Notwithstanding the foregoing, if the indemnifying party is LDC, any contribution pursuant to this Section 2.5.4 shall be limited to the amount of net proceeds received by all LDC Holders from the sale of Registrable Securities in connection with the applicable Registration.

          2.5.5.  Other Indemnification.  Indemnification similar to that set
                  ----------------------
forth in the preceding subdivisions of this Section 2.5 (with appropriate modifications) shall be given by the Company and LDC with respect to any required registration or other qualification of securities under any Federal or state law or regulation or governmental authority other than the 1933 Act.

          SECTION 2.6.  Exchange Act Reports.  The Company agrees that it will
                        ---------------------
use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Exchange Act to the extent the Company is required to file such reports. Upon request of an LDC Holder, the Company will furnish the requesting LDC Holder with such information as may be necessary to enable such LDC Holder to effect sales pursuant to Rule 144A. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under
Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and rules and regulations thereunder.

          SECTION 2.7.  Restrictions on Public Sale by Holder of Securities.
                        ----------------------------------------------------

          2.7.1. To the extent not inconsistent with applicable law, any LDC Holder whose Registrable Securities are included in a Registration relating in whole or in part to an underwritten public offering agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a public sale pursuant to Rule 144 under the 1933 Act, during the 14 days prior to, and during the 180-day period beginning on, the effective date of such registration statement (except as part of such Registration); provided, however, that the foregoing shall only apply if
                       --------  -------
and to the extent requested by the managing underwriter or underwriters.

          2.7.2. Each LDC Holder agrees that, in the event the Company files a registration statement under the 1933 Act with respect to an underwritten public offering of any shares of Common Stock or Common Stock Equivalent, such LDC Holder shall not effect any public sale or distribution of any Common Stock owned by it (other than as part of such underwritten public offering) within 7 days prior to, and during the 180-day period beginning on, the effective date of such registration statement and the Company hereby also so agrees and agrees to use its best efforts to cause, as the managing underwriters may require, each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

          SECTION 2.8.  Participation in Registrations.  No LDC Holder may
                        -------------------------------
participate in any Registration hereunder unless such LDC Holder (i) agrees to sell such LDC Holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

          SECTION 2.9.  Remedies.  LDC shall have the right and remedy to have
                        ---------
the provisions of Sections 2.1 and 2.2 specifically enforced by any court having jurisdiction in the event that the Company breaches such provisions, and the Company shall reimburse LDC for the reasonable costs of the expenses for counsel for LDC incurred in connection with such proceeding.


                                  ARTICLE III

                          Restrictions on Transfer of
                          ---------------------------
                        Common Stock by LDC; Standstill
                        -------------------------------

          SECTION 3.1.  Restrictions on Transfer.  Prior to December 31, 1999,
                        -------------------------
LDC shall not sell, assign, transfer, pledge, hypothecate, deposit in a voting trust or otherwise dispose of any portion of the LDC Shares (any such disposition, a "Share Transfer"), other than (x) to a Covered Employee in
                --------------
connection with the distribution of Bonus Shares or (y) to a Permitted Affiliate of LDC that has agreed in writing (the "Permitted Affiliate Section 3.1
                                        -------------------------------
Agreement") to be bound by the terms and provisions of this Section 3.1 to the
---------
same extent that LDC would be bound if it beneficially owned the shares of Common Stock transferred to such Permitted Affiliate of LDC and acknowledging the last sentence of Section 4.4. LDC shall promptly notify the Company of any Share Transfer to a Permitted Affiliate of LDC, which notification shall include a Permitted Affiliate Section 3.1 Agreement executed by each Permitted Affiliate of LDC to whom any shares of Common Stock have been transferred. If any Permitted Affiliate of LDC which owns any shares of Common Stock ceases for any reason to be a Permitted Affiliate of LDC, LDC shall promptly thereupon cause such former Permitted Affiliate of LDC to transfer all shares of Common Stock held by it to LDC or a Permitted Affiliate of LDC, and in no event shall any such former Permitted Affiliate of LDC effect any Share Transfer in a manner that would be prohibited by this Section 3.1 if such Share Transfer were effected by LDC. On or after December 31, 1999, LDC shall not, and shall not permit any of its Affiliates to, directly or indirectly, effect any Share Transfer (other than to a Permitted Affiliate of LDC) in a manner that would result in the acquisition by any other person to the extent that, to LDC's knowledge after due inquiry (it being understood that no such inquiry is required in respect of a non-prearranged sale over a securities exchange or other transactions where it is not possible to determine who the acquiror is, or in connection with a registered public offering where the Company controls the placement of shares), after giving effect to such Share Transfer, such acquiring person would hold in excess of five percent (5%) of the total voting power of all voting securities of the Company.

          SECTION 3.2.  Standstill.  For a period of five years from the Closing
                        -----------
Date (as such term is defined in Section 2(a)(i) of the Stock Purchase Agreement), LDC shall not, and shall not permit any of its Affiliates to, directly or indirectly, (i) without the prior written consent of the Company, by purchase or otherwise, acquire, agree to acquire or offer to acquire beneficial ownership of any voting securities of the Company or direct or indirect rights or options to acquire such beneficial ownership (including, without limitation, any voting trust certificates representing such securities) if such acquisition would result in the aggregate beneficial ownership by LDC and all Affiliates of LDC of voting securities having voting power equal to or in excess of 15% of the then aggregate voting power of the Company, (ii) enter, propose to enter into, solicit or support any merger or business combination or change of control or other similar transaction involving the Company or any of its subsidiaries, or purchase, acquire, propose to purchase or acquire or solicit or support the purchase or acquisition of any portion of the business or assets of the Company or any of its subsidiaries other than in the ordinary course of business, (iii) initiate or propose any matter for submission to a vote of the shareholders of the Company or make, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the proxy rules promulgated by the SEC under the Exchange Act) to vote, or seek to advise or influence any person with respect to the voting of, the Common Stock or any other voting securities of the Company or request or take any action to obtain any list of shareholders of the Company for such purposes, (iv) form, join or in any way participate in any group (other than a group composed solely of LDC and its Affiliates) formed for the purpose of acquiring, holding, voting or disposing of or taking any other action with respect to the Common Stock or any other voting securities of the Company that would be required under Section 13(d) of the Exchange Act to file a
Schedule 13D with respect to such voting securities, (v) deposit any shares of Common Stock or any other voting securities of the Company in a voting trust or enter into any voting agreement or arrangement with respect thereto, (vi) seek representation on the Board (other than as contemplated by Section 7(b) of the Stock Purchase Agreement), the removal of any directors from the Board or a change in the size or composition of the Board, (vii) make any request to amend or waive any provision of this Section 3.2, which request would require public disclosure under applicable law, rule or regulation, (viii) disclose any intent, purpose, plan, arrangement or proposal inconsistent with the foregoing (including any such intent, purpose, plan, arrangement or proposal that is conditioned on or would require the waiver, amendment, nullification or invalidation of any of the foregoing) or take any action that would require public disclosure of any such intent, purpose, plan, arrangement or proposal, (ix) take any action challenging the validity or enforceability of the foregoing, (x) assist, advise, encourage or negotiate with any person with respect to, or seek to do, any of the foregoing or (xi) take, or solicit, propose to or agree with any other person to take, any similar actions designed to influence the management or control of the Company.

          Nothing in this Section 3.2 shall (i) prohibit or restrict LDC or its Affiliates from responding to any inquiries from any shareholders of the Company as to LDC's or any such Affiliate's intention with respect to the voting of shares of Common Stock or any other voting securities of the Company beneficially owned by LDC or such Affiliate so long as such response is consistent with the terms of this Agreement, (ii) prohibit the purchase or other acquisition of beneficial ownership of Common Stock or other voting securities of the Company in compliance with Section 3.2(i) or (iii) restrict the right of any director on the Board designated by LDC as contemplated by Section 7(b) of the Stock Purchase Agreement to vote on any matter as such designee believes appropriate in light of his duties as a director of the Company or the manner in which such designee may participate in his capacity as a director of the Company in deliberations or discussions at meetings of the Board or as a member of any committee thereof.

                                  ARTICLE IV

                                 Miscellaneous
                                 -------------

          SECTION 4.1.  Notices.  All notices or other communications required
                        --------
or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by prepaid telex, cable or telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

          (i)  if to the Company,

               TransMontaigne Inc.
               370 Seventeenth Street
               Suite 2750
               Denver, Colorado 80202

               Phone:  (303) 626-8200
               Fax:    (303) 626-8228

               Attention:  Richard E. Gathright
                           President and Chief Operating
                           Officer

     with copies to:

               TransMontaigne Inc.
               370 Seventeenth Street
               Suite 2750
               Denver, Colorado 80202

               Phone:  (303) 626-8200
               Fax:    (303) 626-8228

               Attention:  Erik B. Carlson, Esq.
                           Senior Vice President, General
                           Counsel and Corporate Secretary

               Cravath, Swaine & Moore
               Worldwide Plaza
               825 Eighth Avenue
               New York, New York 10019

               Attention:  Philip A. Gelston, Esq.; and

          (ii) if to LDC,

               Louis Dreyfus Corporation
               Ten Westport Road
               P.O. Box 810
               Wilton, Connecticut  06897

               Phone:  (203) 761-8369
               Fax:    (203) 761-8085

               Attention:  Peter Griffin
                           President

     with copies to:

               Louis Dreyfus Corporation
               Ten Westport Road
               P.O. Box 810
               Wilton, Connecticut  06897

               Phone:  (203) 761-8317
               Fax:    (302) 761-8321

               Attention:  Andrew J. Connelly, Esq.
                           General Counsel; and

               Dewey Ballantine LLP
               1301 Avenue of the Americas
               New York, New York 10019

               Attention:  Stanton J. Lovenworth, Esq.

          SECTION 4.2.  Binding Effect; Benefits.  This Agreement shall be
                        -------------------------
binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement, the other LDC Holders, if any, and their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This Agreement constitutes the entire agreement and understanding, and supersedes and terminates all prior agreements and understandings, both oral and written (including those contained in the Stock Purchase Agreement), between the parties hereto relating to the subject matter hereof.

          SECTION 4.3.  Waiver.  Each party hereto may, by written notice to the
                        -------
other party (i) extend the time for the performance of any of the obligations or other actions of such other party under this Agreement; (ii) waive compliance with any of the conditions or covenants of such other party contained in this Agreement; and (iii) waive or modify performance of any of the obligations of such other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. Neither the waiver by either party hereto of a breach of any provision hereof or any preceding or succeeding breach nor the failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder nor shall it be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          SECTION 4.4.  Amendments.  No amendment, modification or waiver in
                        -----------
respect of this Agreement shall be effective unless it shall be in writing and signed by both parties hereto. Any such amendment, modification or waiver in respect of this Agreement executed by or on behalf of LDC shall bind each other LDC Holder, if any, to the terms and conditions thereof.

          SECTION 4.5.  Assignability.  Neither this Agreement nor any right,
                        --------------
remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or LDC (other than, in the case of LDC, to a Permitted Affiliate of LDC in connection with a transfer of a portion of the LDC Shares).

          SECTION 4.6.  Governing Law.  This Agreement shall be governed by and
                        --------------
construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such

State, without regard to the conflicts of law principles of such State.

          SECTION 4.7.  Attorney Fees.  A party in breach of this Agreement
                        --------------
shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

          SECTION 4.8.  Section and Other Headings.  The section and other
                        ---------------------------
headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


          SECTION 4.9.  Counterparts.  This Agreement may be executed in one or
                        -------------
more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                         TRANSMONTAIGNE INC.,

                          by  /s/ Richard E. Gathright
                              -----------------------------
                              Name:
                              Title:

                         LOUIS DREYFUS CORPORATION,


                          by  /s/ Peter Griffin
                              -----------------------------
                              Name:
                              Title:

                                                                         ANNEX A

[Amendment and Waiver to Institutional Investor Registration Rights Agreement]

                          [Included as Exhibit 10.7]